                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                  June 26, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                        0-13291                 94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission             (IRS Employer
                                      File No.)           Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                 75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends the Form 8-K Current Report dated June 26, 1998 and filed July 21, 1998 by Transcontinental Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)          Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and the six months ended June 30, 1998. A pro forma balance sheet as of June 30, 1998 is also presented.

A summary of the pro forma transactions follows:

On June 26, 1998, the Company purchased the Atrium, a 74,603 square foot office building in Palm Beach, Florida, for $5.4 million, approximately 1.7% of the Company's assets at December 31, 1997. The seller of the property was U. S. Technologies Trading, Ltd., an unrelated party. The property was constructed in 1985 and was 98% occupied on the date of purchase. The Company paid $1.3 million in cash and obtained new mortgage financing of $4.1 million. The mortgage bears interest at a variable rate, currently 7.93% per annum, requires monthly payments of principal and interest of $31,455 and matures in July 2001.

On July 8, 1998, the Company purchased Valley Rim, a 54,194 square foot office building in San Diego, California, for $5.1 million, approximately 1.6% of the Company's assets at December 31, 1997. The seller of the property was Valley Rim, LLC, an unrelated party. The property was constructed in 1988 and was 85% occupied on the date of purchase. The Company paid $1.4 million in cash and obtained new mortgage financing of $3.7 million. The mortgage bears interest at a variable rate, currently 9.45% per annum, requires monthly payments of principal and interest of $32,576 and matures in June 2005.

In assessing each of the office building purchases described above, the following were among the factors considered by the Company's management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property. Additional factors considered were the ease of access to the property, the adequacy of related facilities, such as parking, and the property's sensitivity to market conditions in establishing rental rates.

In addition to the purchases described above, the Company has also purchased, in 1998, seven apartment complexes, one each in El Paso, Midland, and Addison, Texas in January 1998, two in Midland, Texas in April 1998 and one each in Odessa and Midland, Texas in May 1998. The Company has also purchased four office buildings, two in Dallas, Texas, one in February 1998 and the other in March 1998, and two in San Diego, California in May 1998. In addition to these income producing properties, the Company has also purchased four parcels of undeveloped land, two in Dallas, Texas, one in January 1998 and the other in February 1998, one in Midland, Texas in May 1998 and one in Austin,

Texas in July 1998. The income producing properties and undeveloped land were purchased for a total of $48.3 million. The Company paid $17.3 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at fixed and variable rates, ranging from 7.2% to 9.5% per annum and mature from November 1999 to May 2013.

In March 1998, the Company sold Shaws Plaza, a 103,482 square foot shopping center in Sharon, Massachusetts, for $3.8 million. The Company received net cash of $1.2 million after the payoff of $2.6 million in existing mortgage debt and the payment of various closing costs associated with the sale.

These Pro Forma Statements of Operations present the Company's operations as if the transactions described above, had occurred at the beginning of each of the periods presented. The Company's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not be necessarily indicative of future operating results.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998

                                                    Valley Rim
                                                     Office
                                        Actual(1)   Building(2)   Pro Forma
                                        ---------   -----------   ---------
         Assets                                (dollars in thousands)
Notes and interest receivable
    Performing....................       $  4,370     $     --     $  4,370
    Nonperforming.................            416           --          416
                                         --------     --------     --------
                                            4,786           --        4,786
Less - allowance for
    estimated losses..............           (891)          --         (891)

Foreclosed real estate held
    for sale......................          1,356           --        1,356
Real estate held for sale,
    net of accumulated
    depreciation..................         21,571           --       21,571
Real estate held for
    investment, net of
    accumulated depreciation......        301,404        5,400      306,804
Investment in partnerships........          4,011           --        4,011
Cash and cash equivalents.........          7,093       (1,671)       5,422
Other assets......................         15,058           (8)      15,050
                                         --------     --------     --------
                                         $354,388     $  3,721     $358,109
                                         ========     ========     ========

Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable........       $261,440     $  3,700     $265,140
Other liabilities.................          7,199           21        7,220
                                         --------     --------     --------
                                          268,639        3,721      272,360
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
    10,000,000 shares; issued
    and outstanding, 3,872,505
    shares........................             39           --           39
Paid-in capital...................        217,431           --      217,431
Accumulated distributions in
    excess of accumulated
    earnings......................       (131,721)          --     (131,721)
                                         --------     --------     --------
                                           85,749           --       85,749
                                         --------     --------     --------
                                         $354,388     $  3,721     $358,109
                                         ========     ========     ========

-------------------------------------

(1) Includes the Mountain Plaza Apartments, Hunters Glen Apartments and Bent Tree Garden Apartments which were acquired in January 1998, the Parkway North Office Building acquired in February 1998, the Plaza on Bachman Creek acquired in March 1998, the 4400 Apartments and Ashton Way Apartments acquired in April 1998, the Woodview Apartments, Emerald Terrace Apartments, Daley Plaza and Viewridge Building acquired in May 1998 and the Atrium Office Building acquired in June 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998.

(2) Assumes acquisition by the Company on January 1, 1998.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998


                                                                                  Valley
                                                              Other      Atrium     Rim
                                      Apartment  Commercial  Property    Office    Office    Shaws   Pro Forma     Pro Forma
                            Actual    Complexes  Properties  Purchases  Building  Building   Plaza  Adjustments     Combined
                         -----------  ---------- ----------- ---------- --------- ---------  -----  -----------    ----------
                                                            (dollars in thousands)
Income
   Rents................. $   33,393    $  280    $  358     $  622     $  365     $ 336    $ (157)   $     -      $   35,197
   Income................        393         -         -          -          -         -         -          -             393
                          ----------    ------    ------     ------     ------     -----    ------    -------      ----------
                              33,786       280       358        622        365       336      (157)         -          35,590

Expenses
   Property operations...     17,283       241       110        419        168       124      (100)         -          18,245
   Interest..............     10,944         -         -          -          -         -       (41)     1,138          12,041
   Depreciation..........      5,129         -         -          -          -         -       (56)       515           5,588
   Advisory and net
      income fee to
      affiliate...........     1,303         -         -          -          -         -         -          -           1,303
   General and
      administrative......     1,065         -         -          -          -         -         -          -           1,065
                          ----------    ------    ------     ------    -------     -----    ------    -------      ----------
                              35,724       241       110        419        168       124      (197)     1,653          38,242

Net income (loss) from
   operations............     (1,938)       39       248        203        197       212        40     (1,653)         (2,652)

Equity in income of
   investees.............        432         -         -          -          -         -         -          -             432
Gain on sale of real
   estate................      2,132         -         -          -          -         -         -          -           2,132
                          ----------    ------    ------     ------    -------     -----    ------    -------      ----------
Net income (loss)........ $      626    $   39    $  248     $  203    $   197     $ 212    $   40    $(1,653)     $      (88)
                          ==========    ======    ======     ======    =======     =====    ======    =======      ==========

Earnings per share
   Net income (loss)..... $      .16                                                                               $     (.02)
                          ==========                                                                               ==========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share.............  3,879,080                                                                                3,879,080
                          ==========                                                                               ==========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998




1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1998. Pro forma operating results for purchased properties are from January 1 through the respective date of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400 and Ashton Way Apartments. For further information, refer to the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998 (collectively the "Form 8-K").

                   Revenues:
                      Mountain Plaza Apartments            $               46
                      4400 Apartments                                      97
                      Ashton Way Apartments                               137
                                                           ------------------
                                                           $              280
                                                           ==================

                   Property Operations Expenses:
                      Mountain Plaza Apartments            $               25
                      4400 Apartments                                      93
                      Ashton Way Apartments                               123
                                                           ------------------
                                                           $              241
                                                           ==================

3. The caption "Commercial Properties" includes Parkway North Office Building and Plaza on Bachman Creek. For further information refer to the Company's Form 8-K.

                   Revenues:
                      Parkway North Office Building        $              163
                      Plaza on Bachman Creek                              195
                                                           ------------------
                                                           $              358
                                                           ==================

                   Property Operations Expenses:
                      Parkway North Office Building        $               57
                      Plaza on Bachman Creek                               53
                                                           ------------------
                                                           $              110
                                                           ==================

4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                         SIX MONTHS ENDED JUNE 30, 1998



                   Revenues:
                      Bent Tree Garden Apartments                $     111
                      Hunters Glen Apartments                           27
                      Woodview Apartments                              266
                      Emerald Terrace Apartments                       182
                      Daley      Plaza Office Building                  29
                      Viewridge Office Building                          7
                                                                 ---------
                          Total                                  $     622
                                                                 =========
                   Property Operations Expenses:
                      Bent Tree Garden Apartments                $      68
                      Hunters Glen Apartments                           17
                      Woodview Apartments                              182
                      Emerald Terrace Apartments                       128
                      Daley      Plaza Office Building                  22
                      Viewridge Office Building                          2
                                                                 ---------
                          Total                                  $     419
                                                                 =========

5. Statement of operations for the one month ended October 31, 1997, November 30, 1997 and April 30, 1998 were obtained for Mountain Plaza Apartments, Parkway North Office Building and the Valley Rim Office Building, respectively. Such statements were used as the basis for estimating their respective operating results for the six months ended June 30, 1998. The previous years' actual amounts were used to estimate the interim period January 1 to the respective dates of purchase for the remaining properties.

6. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

                      Interest:
                          Atrium Office Building              $       27
                          Valley Rim Office Building                  29
                          Ashton Way Apartments                       48
                          Bent Tree Gardens Apartments               230
                          Emerald Terrace Apartments                  40
                          4400 Apartments                             49
                          Hunters Glen Apartments                     76
                          Mountain Plaza Apartments                  121
                          Woodview Apartments                         94
                          Daley Plaza Office Building                165
                          Plaza on Bachman Creek                     108
                          Parkway North Office Building               88
                          Viewridge Office Building                   63
                                                              ----------
                             Total                            $    1,138
                                                              ==========

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                         SIX MONTHS ENDED JUNE 30, 1998



                      Depreciation:
                          Atrium Office Building              $     57
                          Valley Rim Office Building                54
                          Ashton Way Apartments                     19
                          Bent Tree Gardens Apartments              85
                          Emerald Terrace Apartments                15
                          Hunters Glen Apartments                   26
                          4400 Apartments                           17
                          Mountain Plaza Apartments                 41
                          Woodview Apartments                       36
                          Daley Plaza Office Building               49
                          Plaza on Bachman Creek                    37
                          Parkway North Office Building             59
                          Viewridge Office Building                 20
                                                              --------
                             Total                            $    515
                                                              ========


7. Interim operating results for Shaws Plaza Shopping Center which was sold in March 1998, are its actual operating results from January 1 to the date of sale.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                    Valley
                                                                Other     Atrium     Rim
                                        Apartment  Commercial  Property   Office    Office    Shaws   Pro Forma    Pro Forma
                              Actual    Complexes  Properties  Purchases  Building  Building  Plaza   Adjustments   Combined
                           -----------  ---------  ----------  ---------  --------  --------  ------  -----------  ----------
                                                                    (dollars in thousands)
Income
   Rents.................. $    54,462  $   2,022  $    1,444  $   3,300  $    885  $    672  $ (656) $       -    $   62,129
   Income.................       1,499        -           -          -         -         -       -            -         1,499
                           -----------  ---------  ----------  ---------  --------  --------  ------  -----------  ----------
                                55,961      2,022       1,444      3,300       885       672    (656)         -        63,628
Expenses
   Property operations....      32,424      1,444         645      2,128       290       247    (332)         -        36,846
   Interest...............      16,765        -           -          -         -         -      (276)       2,840      19,329
   Depreciation...........       9,578        -           -          -         -         -      (265)       1,031      10,344
   Advisory fee to
      affiliate...........       1,807        -           -          -         -         -        -           -         1,807
   Net income fee to
      affiliate...........       1,022        -           -          -         -         -        -           -         1,022
   General and
      administrative......       2,645        -           -          -         -         -        -           -         2,645
   Provision for losses...       1,337        -           -          -         -         -     (1,337)        -            -
                           -----------  ---------  ----------  ---------  --------  --------  -------  ----------  ----------
                                65,578      1,444         645      2,128       290       247   (2,210)      3,871      71,993
Income (loss) from
   operations.............      (9,617)       578         799      1,172       595       425    1,554      (3,871)     (8,365)

Equity in income of
   investees..............         812        -           -          -         -         -        -           -           812
Gain on sale of real
   estate.................      21,404        -           -          -         -         -        -           -        21,404
                           -----------  ---------  ----------  ---------  --------  --------  -------  ----------  ----------
Net income (loss)......... $    12,599  $     578  $      799  $   1,172  $    595  $    425  $ 1,554  $   (3,871) $   13,851
                           ===========  =========  ==========  =========  ========  ========  =======  ==========  ==========

Earnings per share
   Net income (loss)...... $      3.22                                                                             $     3.55
                           ===========                                                                             ==========

Weighted average shares
   of Common Stock used
   in computing earnings
   per share.............    3,907,221                                                                              3,907,221
                           ===========                                                                             ==========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997.

2. The caption "Apartment Complexes" includes Mountain Plaza, 4400 and Ashton Way Apartments. For further information, refer to the Company's Current Report on Form 8-K, dated May 29, 1998 as amended on Form 8-K/A, dated September 23, 1998 (collectively "Form 8-K").

                   Revenues:
                      Mountain Plaza Apartments                 $   1,085
                      4400 Apartments                                 389
                      Ashton Way Apartments                           548
                                                                ---------
                                                                $   2,022
                                                                =========

                   Property Operations Expenses:
                      Mountain Plaza Apartments                 $     592
                      4400 Apartments                                 372
                      Ashton Way Apartments                           480
                                                                ---------
                                                                $   1,444
                                                                =========

3. The caption "Commercial Properties" includes Parkway North Office Building and Plaza on Bachman Creek. For further information refer to the Company's Form 8-K.

                   Revenues:
                      Parkway North Office Building             $     938
                      Plaza on Bachman Creek                          506
                                                                ---------
                                                                $   1,444
                                                                =========

                   Property Operations Expenses:
                      Parkway North Office Building             $     393
                      Plaza on Bachman Creek                          252
                                                                ---------
                                                                $     645
                                                                =========

4. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

5. The amounts for Mountain Plaza Apartments, Parkway North Office Building, Plaza on Bachman Creek, 4400 Apartments, Ashton Way Apartments, Atrium Office Building and Valley Rim Office Building are from their respective audited statements of operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997



                   Revenues:
                      Bent Tree Garden Apartments               $     1,338
                      Hunters Glen Apartments                           643
                      Woodview Apartments                               797
                      Emerald Terrace Apartments                        436
                      Viewridge Office Building                          69
                      Daley Plaza Office Building                        17
                                                                -----------
                          Total                                 $     3,300
                                                                ===========

                   Property Operations:
                      Bent Tree Garden Apartments               $       809
                      Hunters Glen Apartments                           406
                      Woodview Apartments                               546
                      Emerald Terrace Apartments                        307
                      Viewridge Office Building                          54
                      Daley Plaza Office Building                         6
                                                                -----------
                          Total                                 $     2,128
                                                                ===========

6. The amounts for Bent Tree Gardens Apartments, Hunters Glen Apartments, Woodview Apartments, Emerald Terrace Apartments, Viewridge Office Building and Daley Plaza are based on available financial information or estimates made in conjunction with the respective purchase.

7. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

                      Interest:
                          Atrium Office Building                $      325
                          Valley Rim Office Building                   352
                          Ashton Way Apartments                         96
                          Bent Tree Gardens Apartments                 461
                          Emerald Terrace Apartments                    81
                          4400 Apartments                               96
                          Hunters Glen Apartments                      152
                          Mountain Plaza Apartments                    242
                          Woodview Apartments                          188
                          Daley Plaza Office Building                  330
                          Plaza on Bachman Creek                       216
                          Parkway North Office Building                175
                          Viewridge Office Building                    126
                                                                ----------
                             Total                              $    2,840
                                                                ==========

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997




                      Depreciation:
                          Atrium Office Building                   $     115
                          Valley Rim Office Building                     108
                          Ashton Way Apartments                           38
                          Bent Tree Gardens Apartments                   170
                          Emerald Terrace Apartments                      31
                          Hunters Glen Apartments                         52
                          4400 Apartments                                 36
                          Mountain Plaza Apartments                       83
                          Woodview Apartments                             72
                          Daley Plaza Office Building                     97
                          Plaza on Bachman Creek                          73
                          Parkway North Office Building                  117
                          Viewridge Office Building                       39
                                                                   ---------
                             Total                                 $   1,031
                                                                   =========


8. Operating results for Shaws Plaza Shopping Center which was sold in March 1998, are its actual operating results for the year ended December 31, 1997.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

(b)                Financial statements of property acquired:

Exhibit
Number                                Description
-------                               -----------
 99.0           Audited Statement of Revenue and Direct Operating Expenses of
                Mountain View Apartments for the year ended December 31, 1997
                (incorporated by reference to Exhibit 99.0 of the Registrant's
                Current Report on Form 8-K/A, dated May 29, 1998).

 99.1           Audited Statement of Revenue and Direct Operating Expenses of
                Parkway North for the year ended December 31, 1997
                (incorporated by reference to Exhibit 99.1 of the Registrant's
                Current Report on Form 8-K/A, dated May 29, 1998).

 99.2           Audited Statement of Revenue and Direct Operating Expenses of
                Plaza on Bachman Creek for the year ended December 31, 1997
                (incorporated by reference to Exhibit 99.2 of the Registrant's
                Current Report on Form 8-K/A, dated May 29, 1998).

 99.3           Audited Statement of Revenue and Direct Operating Expenses of
                4400 Apartments for the year ended December 31, 1997
                (incorporated by reference to Exhibit 99.3 of the Registrant's
                Current Report on Form 8-K/A, dated May 29, 1998).

 99.4 Audited Statement of Revenue of Ashton Way Apartments for the year ended December 31, 1997 (incorporated by reference to Exhibit 99.4 of the Registrant's Current Report on Form 8-K/A, dated May 29, 1998).

 99.5           Mountain Plaza Statement of Operations for the ten months ended
                October 31, 1997, (incorporated by reference to Exhibit 99.5 of the Registrant's Current Report on Form 8-K/A, dated May 29,
                1998).

 99.6 Parkway North Statement of Operations for the eleven months ended November 30, 1997, (incorporated by reference to Exhibit
                99.6 of the Registrant's Current Report on Form 8-K/A, dated
                May 29, 1998).

 99.7           Audited Statement of Revenue and Direct Operating Expenses of
                Atrium Office Building for the year ended December 31, 1997, filed herewith.

 99.8           Audited Statement of Revenue and Direct Operating Expenses of
                Valley Rim Building for the year ended December 31, 1997, filed herewith.

 99.9 Valley Rim Building Statement of Operations for the four months ended April 30, 1998, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                         TRANSCONTINENTAL REALTY INVESTORS,
                                         INC.





Date:    October 16, 1998                By:     /s/ THOMAS A. HOLLAND
     -----------------------                -------------------------------
                                              Thomas A. Holland
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial and
                                               Accounting Officer)


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



                     TRANSCONTINENTAL REALTY INVESTORS, INC.

                                   EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K/A

                               Dated MAY 29, 1998






Exhibit                                                                          Page
Number                                  Description                             Number
-------              -------------------------------------------------          ------
 99.7                Audited Statement of Revenue and Direct Operating            16
                     Expenses of Atrium Office Building for the year
                     ended December 31, 1997.

 99.8                Audited Statement of Revenue and Direct Operating            20
                     Expenses of Valley Rim Building for the year
                     ended December 31, 1997.

 99.9                Valley Rim Building Statement of Operations for              24
                     the four months ended April 30, 1998.

                                       15